Earnings Conference Call Fourth Quarter 2020 February 24, 2021

2 Q4 2020 Earnings Release Slides Cautionary Statements Regarding Forward-Looking Information This presentation contains certain written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties including, among others, those related to the timing, manner, tax-free nature and expected benefits associated with the potential separation of Exelon’s competitive power generation and customer-facing energy business from its six regulated electric and gas utilities. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2020 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Q4 2020 Earnings Release Slides Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain costs, expenses, gains and losses and other specified items, including mark-to- market adjustments from economic hedging activities, unrealized gains and losses from nuclear decommissioning trust fund investments, asset impairments, certain amounts associated with plant retirements and divestitures, costs related to cost management programs, asset retirement obligations and other items as set forth in the reconciliation in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and direct cost of sales for certain Constellation and Power businesses, decommissioning costs that do not affect profit and loss, the impact from operating and maintenance expense related to variable interest entities at Generation, EDF’s ownership of O&M expenses, and other items as set forth in the reconciliation in the Appendix • Total gross margin is defined as operating revenues less purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, JExel Nuclear JV, variable interest entities, and net of direct cost of sales for certain Constellation and Power businesses • Adjusted cash flow from operations primarily includes net cash flows from operating activities and net cash flows from investing activities excluding capital expenditures, net merger and acquisitions, and equity investments • Free cash flow primarily includes net cash flows from operating activities and net cash flows from investing activities excluding certain capital expenditures, net merger and acquisitions, and equity investments • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Includes nuclear fuel amortization expense. • Revenue net of purchased power and fuel expense is calculated as the GAAP measure of operating revenue less the GAAP measure of purchased power and fuel expense Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods

4 Q4 2020 Earnings Release Slides Non-GAAP Financial Measures Continued This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation, except for the reconciliation for total gross margin, which appears on slide 62 of this presentation.

5 Q4 2020 Earnings Release Slides February Severe Weather Event • Texas experienced an unprecedented weather event with sustained temperatures below zero and we experienced operational issues at our Colorado Bend, Wolf Hollow, and Handley plants in ERCOT • As a result, the plants were not available when prices hit the $9,000 per MWh administrative cap • Data, such as load and other ISO charges, is still unavailable so a complete picture on impacts will take some time • Our preliminary estimate for impact from this event across our portfolios is $750 million to $950 million pre-tax or $560 million to $710 million post-tax • We have identified a number of offsets that are expected to meaningfully reduce the financial impact to 2021 results • We plan to update our estimate no later than our Q1 call Expect opportunities to limit impacts (1) to ($0.20) per share and ($200) million of cash versus our original 2021 expectations (1) From the midpoint of loss range

# Utility Operating Highlights

| Operations | Metric | At CEG Merger (2012) BGE | At CEG Merger (2012) ComEd | At CEG Merger (2012) PECO | 2015 PHI | 2020 BGE | 2020 ComEd | 2020 PECO | 2020 PHI |
|---|---|---|---|---|---|---|---|---|---|
| Electric Operations | OSHA Recordable Rate | Q2 | Q1 | Q1 | Q2 | Q3 | Q1 | Q3 | Q1 |
| Electric Operations | 2.5 Beta SAIFI (Outage Frequency) | Q3 | Q1 | Q1 | Q3 | Q1 | Q1 | Q1 | Q1 |
| Electric Operations | 2.5 Beta CAIDI (Outage Duration) | Q4 | Q1 | Q2 | Q2 | Q1 | Q1 | Q1 | Q1 |
| Customer Operations | Customer Satisfaction | Q4 | Q3 | Q1 | N/A | Q1 | Q1 | Q1 | Q1 |
| Customer Operations | Abandon Rate | Q3 | Q4 | Q3 | Q3 | Q1 | Q1 | Q1 | Q1 |
| Gas Operations | Percent of Calls Responded to in <1 Hour | Q2 | No Gas Operations | Q1 | Q2 | Q1 | No Gas Operations | Q1 | Q1 |
| Overall Rank | Electric Utility Panel of 24 Utilities(1) | 23rd | 2nd | 2nd | 18th | | | | |

Quartile

| Q1 | Q2 |
|---|---|
| Q3 | Q4 |

- Reliability performance was strong across the utilities:
  - Each utility scored in the top decile for SAIFI, with ComEd and PHI achieving best-on-record performances
  - ComEd's top decile CAIDI performance was a best-ever score
- Each utility continued to deliver on key customer operations metrics:
  - All utilities had best-ever customer satisfaction performance, with BGE, ComEd and PECO scoring in the top decile
  - PHI delivered top decile results in abandon rate
- BGE and PECO performed in top decile in gas odor response for the 8th consecutive year; PECO set best-on-record scores, while BGE matched its 2016 record

(1) Ranking based on results of five key industry performance indicators – CAIDI, SAIFI, Safety, Customer Satisfaction, and Cost per Customer

6 Q4 2020 Earnings Release Slides

Exelon.

7 Q4 2020 Earnings Release Slides Best-in-Class Nuclear and Retail 79% retail power customer renewal rate 29% power new customer win rate 91% natural gas customer retention rate 21-month average power contract term Average customer duration of more than 6 years Stable Retail Margins Nuclear Operational Metrics • Continued best-in-class performance across our nuclear fleet(1): − Capacity factor of 95.4%(2) was the second highest ever for Exelon (owned and operated units) − Generated 150 TWhs(2) of zero-emitting nuclear power avoiding approximately ~78 million metric tonnes of carbon dioxide − 2020 average refueling outage duration of 22 days, one day above the fleet record and 11 days better than the industry average Retail Metrics Note: Statistics represent full year 2020 results (1) Excludes Salem (2) Excludes EDF’s equity ownership share of the CENG Joint Venture

8 Q4 2020 Earnings Release Slides 2020 Financial Results • Adjusted (non-GAAP) operating earnings drivers versus original full year guidance of $3.00 - $3.30 per share: Full Year 2020 EPS Results $0.45 $0.66 $0.51 $0.52 $0.46 $0.47 $0.36 $0.37 $0.60 $1.44 ($0.36) ($0.24) FY GAAP Earnings FY Adjusted Operating Earnings* $3.22 $2.01 $0.14 $0.14 $0.08 $0.08 $0.13 $0.14 $0.08 $0.08 $0.40 ($0.08) ($0.07) Q4 Adjusted Operating Earnings* Q4 GAAP Earnings $0.02 $0.37 $0.76 Exelon Utilities – Storm costs – ComEd ROEs* – Unfavorable weather – COVID-19 load impacts – Favorable O&M Exelon Generation – Favorable O&M – Unrealized gains on equity investments (Constellation Technology Ventures) – COVID-19 load impacts ComEdExGen PECO BGE PHI HoldCo Q4 2020 EPS Results Note: Amounts may not sum due to rounding

9 Q4 2020 Earnings Release Slides Separation Overview

10 Q4 2020 Earnings Release Slides Strategic Rationale Aligns With Investor Preferences • Creates two best-in-class companies with continually demonstrated operational expertise and financial discipline – Nation’s largest regulated transmission & distribution (T&D) only utility with high growth and best-positioned to lead innovations in urban energy infrastructure – America’s leading clean energy company – the lowest carbon free power producer paired with the leading customer-facing platform • Better positions each company within its comparable peer set • Business strategies tailored to these distinct sectors • Continued support of strong balance sheets and investment grade ratings for each business while pursing differentiated investment opportunities for distinct investor profiles • Aligns our business mix with investor preferences and overall market trends Delivering increased shareholder value by creating the nation’s largest transmission & distribution only utility and America’s leading clean energy company Tailored Business Strategies to Drive Value Creates Two Strong Pure-Play Businesses

# Creating Two Premier Businesses


Nation's Largest T&D Only Utility
Exelon Shareholders
America's Leading Clean Energy Company
RemainCo
Commonwealth Edison
Pepco Holdings Inc.
Baltimore Gas & Electric
PECO Energy
Delmarva Power
Potomac Electric Power
Atlantic City Electric
SpinCo
Generation
Constellation
Nuclear
Power
Retail
Wholesale

- ✓ 100% regulated transmission and distribution utility
- ✓ High-growth utility targeting 6-8% regulated earnings growth
- ✓ Leading operational track record and customer focus
- ✓ Diversified rate base with ~100% of growth covered by alternative rate mechanisms
- ✓ Strong commitment to ESG principles

- ✓ Produces most zero-carbon generation in the United States by a factor of two
- ✓ No coal generation
- ✓ Largest customer-facing platform in the country, with strong customer relationships in stable markets
- ✓ Committed to maintaining investment grade credit ratings and strong balance sheet

**Industry-leading businesses with attributes that are in-line with best-in-class peers**

Note: Organizational diagrams are illustrative and do not represent legal structures

11 Q4 2020 Earnings Release Slides
Exelon.

12 Q4 2020 Earnings Release Slides Transaction Overview Structure Approvals and Timing • Spin-off of ExGen designed to be tax-free • Immediately after closing, EXC shareholders: – Retain current EXC shares – Receive pro rata distribution of SpinCo shares • Targeting Q1 2022 close • Required approvals: – FERC – statutory deadline of 180 days – NRC – no statutory deadline, but typically takes 9-12 months – NY PSC – no statutory timeline, but typically takes 9-12 months • Applications for approval will be filed as promptly as possible Financial Considerations • Dis-synergies: Expect all dis-synergies to be offset at RemainCo and SpinCo • RemainCo Dividend(1): Expects to target a 60% dividend payout ratio and grow with earnings • SpinCo capital allocation: Will include a combination of debt paydown to support investment grade credit metrics, return of capital to shareholders, and investment in clean energy solutions(1) • RemainCo equity: Equity issuance around $1 billion through 2024 which is reflected in utility EPS guidance on slide 15 (1) Dividend and return of capital is subject to approval by each company’s Board of Directors

13 Q4 2020 Earnings Release Slides RemainCo Overview

# RemainCo: High-Quality, Premium Utility

| | |
|---|---|
| **Strong Fully Regulated Growth** | • Projecting rate base growth of 7.6% from 2020-2024<br>– Capital investments that enhance reliability and resilience, and modernize our electric and gas systems for the benefit of our customers<br>• Targeting utility earnings growth of 6-8% |
| **Constructive Regulatory Environments** | • ~100% of rate base growth recovered through alternative recovery mechanisms like formula rates and Multi-Year Plans (MYP)<br>• Diversified rate base across 5 states, the District of Columbia and FERC |
| **Committed to Customer Affordability** | • Focused on effectively managing costs to help keep customer bills affordable<br>• Average total bills are below the national average<br>• Residential rates are below the average for 20 largest cities and the national average |
| **Best-in-Class Operations** | • Capital investments leading to premium customer experience:<br>– Top decile outage frequency and first quartile outage duration metrics at all utilities<br>– Each utility had its best-ever performance in the Customer Satisfaction Index in 2020 |
| **Attractive ESG Story** | • Focused on enabling clean energy future for our customers and communities<br>• Support our diverse employees, customers and communities in pursuit of racial equity and social justice<br>• Maintain highest standards of ethics and corporate governance |
| **Disciplined Financial Policy** | • Committed to strong investment grade credit ratings with credit supportive balance sheet and cash flows<br>• RemainCo expects to target a 60% dividend[1] payout ratio and grow with earnings<br>• $1 billion equity issuance through 2024 which is reflected in utility EPS guidance on slide 15 |

(1) Dividend is subject to approval by RemainCo's Board of Directors

14 Q4 2020 Earnings Release Slides

Exelon.

# RemainCo Has a Strong Growth Trajectory

## Capital Expenditures



$ in millions
6,550
6,725
6,725
6,725
2021E
2022E
2023E
2024E

**~$27B of capital planned** to be invested at Exelon utilities from 2021–2024 for grid modernization and resiliency for the benefit of our customers

## Projecting 7.6% Rate Base Growth(1)



$ in billions
+7.6%
43.9
47.9
51.6
55.0
58.8
2020E
2021E
2022E
2023E
2024E

## Committed to Customer Affordability(2)



Exelon Utilities' Average
National Average
$108.92
$107.21
$108.78
$108.03
$106.76
$104.64
$104.56
$103.19
$102.52
$102.40
2016
2017
2018
2019
2020

## Targeting 6-8% EPS Growth to 2024(3)



$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$0.00
$1.78
$2.25
$1.95
$2.45
$2.15
$2.55
$2.25
$2.65
$2.35
2020A
2021E
2022EE
2023E
2024E

Note: CapEx numbers are rounded to nearest $25M and numbers may not sum due to rounding
(1) Rate base reflects year-end estimates
(2) Source: Edison Electric Institute (EEI) Typical Bills and Average Rates report for Summer 2016-2020; reflects a typical 750 kWh monthly residential bill; 2020 Exelon average was adjusted to include DPL and ACE, which was not reported in the 2020 EEI Typical Bills and Average Rates report
(3) Includes after-tax interest expense and assumes $1B equity issuance. ComEd Distribution ROEs assume a forward 30-Year Treasury Yield as of 2/19/2021.

15 Q4 2020 Earnings Release Slides
Exelon.

# Geographically Diverse, Fully Regulated T&D Utility with Constructive Recovery Mechanisms


Gas Delivery/ Other(2)
13%
21%
Electric Transmission
~$48B(1)
66%
Electric Distribution


NJ
DE
DC
4%
3%
5%
IL
29%
PA
17%
~$48B(1)
21%
21%
MD
FERC Transmission


ComEd Distribution Formula Rate(4)
FERC Transmission Formula Rates
22%
21%
~$15B(3)
22%
21%
Multi-Year Plan(5)
1%
12%
Tracker Mechanisms
Historic Test Year
PECO Fully Projected Future Test Year

**100% regulated transmission and distribution utility**

**Geographically diverse rate base**

**Anticipate ~100% of rate base growth covered by alternative recovery mechanisms[6] that reduce lag**

(1) Represents 2021E rate base
(2) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program
(3) Reflects rate base growth for 2021E-2024E (calculated from 2020E base year)
(4) ComEd Distribution formula rate expires in 2022, but 2023 results will be based on the final formula rate filing. Rate base growth in 2024 assumes ComEd formula until clarity emerges around post-formula recovery mechanism.
(5) Pepco MD and Pepco DC have filed for multi-year plans but have not yet received orders. On December 16, 2020, the PSC granted BGE a cumulative 2021E – 2023E revenue increase of ~$214M or 70% of its request. Figure assumes implementation of multi-year plans for Pepco and DPL Maryland
(6) Includes rate base recovered through formula, multi-year plan, tracker mechanisms (includes proposed NJ AMI recovery through the Infrastructure Investment Program), and fully projected future test year

16 Q4 2020 Earnings Release Slides
Exelon.

# Best-in-Class Utility Operations and Customer Satisfaction

## 2.5 Beta SAIFI (Outage Frequency)[1,2]



Top Quartile[3]
Arrow direction Indicates better performance
0.78
0.65
0.72
0.67
0.59
2016
2017
2018
2019
2020

## 2.5 Beta CAIDI (Outage Duration)[2,4]



Top Quartile[3]
Arrow direction Indicates better performance
91
84
86
87
80
2016
2017
2018
2019
2020

## Gas Odor Response[5]



Top Quartile[3]
Arrow direction Indicates better performance
99.95
99.95
99.98
99.98
99.99
2016
2017
2018
2019
2020

## Customer Satisfaction Index[6]



Top Quartile[3]
Arrow direction Indicates better performance
7.84
7.92
7.97
8.10
8.23
2016
2017
2018
2019
2020

(1) Reflects the average number of interruptions per customer
(2) Higher frequency and duration of outages in 2018/2019 were due to minor weather events that were not declared as a major event day, and as a result were not excludable from calculations
(3) Quartiles are calculated using reported results by a panel of peer companies that are deemed most comparable to Exelon's utilities
(4) Reflects the average time to restore service to customer interruptions
(5) Reflects the percentage of calls responded to in 1 hour or less
(6) Reflects the measurement of satisfaction, meeting expectations and favorability by residential and small business customers

17 Q4 2020 Earnings Release Slides

Exelon.

18 Q4 2020 Earnings Release Slides Continued Commitment to ESG • Committed to investments that drive a more dynamic and resilient utility system where customers have more choice and control over their energy use and facilitate the transition to a clean, low-carbon energy future • Continued partnership with our states and communities to support and advance their clean energy goals • Committed to ensuring that all employees, customers, communities and business partners are able to fully and equitably participate in social, environmental and economic progress, especially employment opportunities • Continued focus on workforce development, job training programs, and STEM awareness and education Transparent, Accountable, Ethical Supporting Our Employees and Communities • Committed to maintaining the highest standards of corporate governance to help us achieve our performance goals and maintain the trust and confidence of our shareholders, employees, customers, regulators, and other stakeholders • Continued focus on board refreshment and diversity to ensure critical skill sets, experiences and a broad set of perspectives are maintained Enabling a Clean Energy Future

19 Q4 2020 Earnings Release Slides SpinCo Overview

# SpinCo: America's Leading Clean Energy Company

| | |
|---|---|
| **Committed to a Clean Energy Future** | • Cleanest generation fleet in the country providing 12% of clean power in the U.S.<br>• Enabling customers to meet their environment and sustainability goals by providing innovative products aimed at clean energy solutions<br>• Well positioned for policy supporting clean energy goals, at both the state and national level |
| **Industry-Leading Customer Business** | • Largest customer-facing platform in the U.S., serving ~215 TWhs[1] of load, including ~155 TWhs of primarily C&I retail and ~60 TWhs of wholesale volumes<br>• High customer satisfaction levels resulting in business stability:<br>– 77% average retail power renewal rate since 2016<br>– Since 2016, average customer duration of more than 6 years |
| **World Class Operations** | • Industry-leading nuclear capacity factor of ~94% or higher since 2013; ~4% better than industry average each year<br>• 2020 average refueling outage duration of 22 days; 11 days better than the industry average<br>• High customer satisfaction, resulting in strong customer renewal and retention rates |
| **Committed to ESG Principles** | • Maintain the highest standards of corporate governance to help us achieve our performance goals and maintain the trust and confidence of our shareholders, employees, customers, regulators, and other stakeholders<br>• Partner and support the communities in which we operate through philanthropy, racial and social justice initiatives, and workforce development programs |
| **Disciplined Financial Policy** | • Committed to investment grade credit ratings with strong balance sheet and cash flows<br>• Record of cost management, more than $1.1B of cost reductions at ExGen since 2015<br>• Prioritizing capital allocation to support balance sheet, return of value to shareholders and investment in clean energy solutions[2]<br>• Well-defined risk mitigation strategies |

(1) Reflects retail load and wholesale load auction volumes as of December 31, 2020
(2) Return of capital is subject to approval by SpinCo's Board of Directors

20 Q4 2020 Earnings Release Slides

Exelon.

# SpinCo is the Largest Producer of Clean Electricity in the United States

## Largest Producers of Zero-Carbon Generation(1)

**Largest U.S. generator of zero-carbon electricity (almost 2 times more than next largest producer)**



million MWh
SpinCo 169.4
NextEra Energy 94.9
Duke 84.9
US Corps of Engineers 78.2
Tennessee Valley Authority 77.3
Entergy 62.5
Dominion 47.8
Southern 40.3
Berkshire Hathaway Energy 34.9
FirstEnergy 33.0
PSEG 31.7
PG&E 26.4
EDF 26.3
New York Power Authority 24.6
Vistra Energy 20.9
AEP 19.9
Xcel 18.9
Riverstone 18.4
Avangrid 17.2
NRG 10.0
0
50
100
150
200

## $CO_2$ Emission Rates of Investor-Owned Power Producers(1,2)

**Lowest carbon intensity among major investor-owned generators**



lb/MWh
SpinCo (4) 96
NextEra Energy (3) 453
Dominion (11) 583
PSEG (15) 600
Entergy (7) 619
Energy Capital Partners (9) 757
Duke (1) 937
Riverstone (17) 997
LS Power (21) 1,064
Southern (5) 1,065
FirstEnergy (14) 1,143
Berkshire Hathaway Energy (8) 1,231
Xcel (13) 1,324
Vistra Energy (2) 1,331
NRG (16) 1,507
AEP (10) 1,574
Evergy (22) 1,594
DTE Energy (19) 1,620
Ameren (20) 1,639
PPL (23) 1,967
0
500
1,000
1,500
2,000

**SpinCo produces nearly 12% or 1 out of every 9 MWhs of clean electricity in the U.S.**

Note: SpinCo data does not reflect retirement impacts of Byron and Dresden
(1) Reflects 2018 regulated and non-regulated generation. Source: Benchmarking Air Emissions, July 2020; https://www.mjbradley.com/sites/default/files/Presentation_of_Results_2020.pdf
(2) Number in parentheses is the company generation ranking in 2018, i.e. Exelon was the fourth largest generator in 2018

21 Q4 2020 Earnings Release Slides

Exelon.

# SpinCo's Generation is Essential for States to Meet Clean Energy Goals

## SpinCo's Contribution to Clean Electricity by State[1]

### New York

**100% carbon free electricity by 2040[3]**



49%
10%
Fitzpatrick
22%
Nine Mile Point
12%
7%
Ginna
~39%

### Illinois

**100% clean energy by 2050[3]**



Byron
18%
Dresden
13%
13%
18%
Braidwood
Quad Cities
14%
7%
17%
Clinton
LaSalle
~87%

### Maryland

**100% clean energy by 2040[3]**



Calvert Cliffs
82%
14%
3%
Exelon Renewables(2)
~97%

### Pennsylvania

**80% emission reduction by 2050[3]**



43%
Exelon Renewables(2)
1%
7%
26%
23%
Peach Bottom
Limerick
~51%

**Key**

- Other Nuclear
- Other Renewables[2]

Note: may not sum due to rounding

(1) Source: 2019 U.S. EIA data. Assumes whole unit output of CENG and other partially-owned generation. Pennsylvania is adjusted to exclude Three Mile Island to reflect the retirement of the plant in September 2019. New York is adjusted to exclude Indian Point Unit 2 to reflect the retirement of the plant in April 2020. Does not adjust for announced retirements of Byron, Dresden and Indian Point Unit 3, which remain under operation.

(2) Renewables include hydroelectric, solar and wind generation; excludes biomass

(3) Reflects clean energy goals as outlined in the state's existing law or goal established by the state's Governor

22 Q4 2020 Earnings Release Slides

Exelon

23 Q4 2020 Earnings Release Slides Constellation is Enabling a Clean Energy Future for Our Customers • Constellation offsite renewables (CORe) product matches customers’ retail power supply contract with a local offsite renewable energy asset • Purchase of renewable energy credits (RECs) and emission-free energy certificates (EFECs) allows customers to support renewable generating facilities Helping customers meet their clean energy goals and manage their energy usage Clean Energy Solutions • Pear.AI platform enables customers to proactively manage costs, understand trends, and develop strategies to optimize spend and drive sustainability objectives • Breaker Box platform helps customers align energy supply contracts with their energy goals Energy Intelligence Platforms

# Best-in-Class Nuclear Operations

## Total Generation Output (TWh)(1)



226
195
190
190
189
128
95
92
76
68
61
59
DUK
VST
NEE
SpinCo
SO
ETR
AEP
D
XEL
FE
PEG
NRG

## Nuclear Capacity Factor(2,3)



Industry Average
SpinCo
94.6%
90.0%
94.1%
89.2%
94.6%
89.3%
95.7%
91.2%
95.4%
2016
2017
2018
2019
2020

## Average Nuclear Refueling Outage Days(4,5)



Industry Average
SpinCo
34
33
33
34
33
22
23
21
21
22
2016
2017
2018
2019
2020

## Nuclear Operational Highlights

- Industry-leading clean energy company, with one of the largest merchant fleets in the nation
- Nuclear capacity factor has been **~4% better than industry average** each year since 2013
- Average nuclear refueling outage duration has been **10 days or better than the industry average** each year since 2013

(1) Reflects 2018 regulated and non-regulated generation. Source: Benchmarking Air Emissions, July 2020; https://www.mjbradley.com/sites/default/files/Presentation_of_Results_2020.pdf.
(2) Reflects Exelon's ownership share of CENG and other partially-owned units. Includes FitzPatrick beginning in April of 2017, and Oyster Creek and TMI partial year operation in 2018 and 2019, respectively. Excludes Salem and Fort Calhoun.
(3) Industry average is for major operators excluding Exelon and includes 3 months of Fitzpatrick prior to Exelon acquisition. 2020 industry capacity factor average (excluding Exelon) was not available at the time of publication.
(4) Reflects CENG and other partially-owned units at 100% ownership share. Includes FitzPatrick beginning in 2018. Excludes Salem and Fort Calhoun.
(5) Industry average reflects nuclear refueling outage days as tracked by the Nuclear Energy Institute

24 Q4 2020 Earnings Release Slides
Exelon.

# Industry-Leading Customer-Facing Business

## Retail Load Served(1)



TWh
Residential
C&I
164
161
90
56
44
38
28
23
23
NRG+ Direct Energy(2)
SpinCo
Vistra Energy
Calpine Energy Solutions
ENGIE
EDF Energy Services
Gexa Energy
AEP Energy
Shell Energy

## Consistent Load with Limited Customer Churn(3)



TWh
200
60
140
2016
210
55
155
2017
210
60
150
2018
210
60
150
2019
215
60
155
2020
Wholesale
Retail

## Leading Customer Operational Metrics



Power New Customer Win Rate
Natural Gas Customer Retention Rate
Power Customer Renewal Rate
2016: 28% 77% 91%
2017: 24% 74% 90%
2018: 30% 78% 92%
2019: 36% 79% 91%
2020: 29% 79% 91%

## Customer-Facing Business Highlights

- Serve more than 2 million customers, including **3/4 of the Fortune 100**
- **#1 retail C&I power provider** and **#5 residential power provider** in the U.S., supplying ~152 TWh to business and public sector customers and ~9 TWh to residential customers(1)
- Consistent operational metrics drive strong customer relationships. Since 2016:
  - **~77%** average retail power customer renewal rates
  - **~90%** or greater Natural gas customer retention rates
  - **~25-month average** power contract term
  - Average customer duration of **more than 6 years**

(1) Reflects 2019 annualized retail load volumes under contract. Source: DNV GL Market Share Landscape, Spring 2020 Edition. Does not equate to 2019 retail load and wholesale load auction volumes.
(2) Reflects pro forma load served of NRG and Direct Energy
(3) Reflects retail load and wholesale load auction volumes as of December 31, 2020. Does not equate to annualized retail load volumes under contract as reported in DNV GL Market Share Landscape.

25 Q4 2020 Earnings Release Slides

Exelon.

26 Q4 2020 Earnings Release Slides SpinCo is Committed to a Strong Balance Sheet SpinCo Financial Policy Optimize Free Cash Flow • Stable customer-facing business • Effective cost management, more than $1.1B cut since 2015 • Disciplined risk-mitigation policies including ratable hedging strategy • Continue to seek fair compensation for the zero-carbon attributes of our fleet, while remaining disciplined in closing uneconomic plants and opportunistically monetizing assets Maintain Investment Grade Balance Sheet • Committed to maintaining investment grade ratings with best-in-class IPP balance sheet Capital Allocation Priorities • Available cash flow used to manage debt in order to support investment grade credit ratings • Then, SpinCo will consider the following: o Incremental return of capital to shareholders o Investing in clean energy solutions

27 Q4 2020 Earnings Release Slides 2021E Financial Guidance

# 2021 Adjusted Operating Earnings* Guidance


$3.22(1)
$1.44
$0.37
$0.47
$0.52
$0.66
($0.24)
2020 Actuals

**Key Year-over-Year Drivers**

- **ExGen:** Weather event impacts, lower realized energy prices, and lower capacity revenues, partially offset by opportunities
- **BGE:** MD MYP Order customer rate increase offsets and higher transmission revenues, partially offset by higher depreciation
- **PECO:** Return to normal storm/weather and higher gas distribution revenues, partially offset by contracting costs
- **PHI:** Return to normal storm/weather, higher distribution and transmission revenues, partially offset by higher depreciation
- **ComEd:** Increased distribution and transmission capital investments to improve reliability and favorable impact of treasuries


$2.60 - $3.00(2)
$0.55 - $0.85
$0.40 - $0.50
$0.45 - $0.55
$0.55 - $0.65
$0.75 - $0.85
($0.25)
2021 Guidance

ExGen | PECO | ComEd
BGE | PHI | HoldCo

Note: Amounts may not sum due to rounding
(1) 2020 results based on 2020 average outstanding shares of 977M
(2) 2021E earnings guidance based on expected average outstanding shares of 980M. ComEd is based on a forward 30-year Treasury yield as of 2/19/2021. ComEd's Distribution ROE sensitivity to a 50 basis point treasury rate change is $0.03 per share in 2021.

28 Q4 2020 Earnings Release Slides
Exelon.

29 Q4 2020 Earnings Release Slides 2021 Business Priorities and Commitments Meet or exceed our financial commitments Effectively deploy ~$6.6B of utility capex Ensure timely recovery on investments to enable customer benefits Support enactment of clean energy policies Continued demonstration of corporate responsibility Prepare for separation of businesses Maintain industry-leading operational excellence

30 Q4 2020 Earnings Release Slides Additional Disclosures

# 2020 Accomplishments

## Maintain industry leading operational excellence

- Best-ever customer satisfaction scores at all utilities
- All utilities scored in the top decile in SAIFI with best-on-record performances by ComEd and PHI; each utility executed top quartile CAIDI performance with ComEd exceeding its 2019 record
- 2020 capacity factor of 95.4%[1] was the second highest on record, supporting 150 TWHs of nuclear production and avoiding ~78M $mtCO_2e$
- Despite the implementation of rigorous pandemic protections, completed 12 nuclear refueling outages in fewer days than planned
- 79% customer renewal rate and 29% new customer win rate for Constellation's retail power business

## Meet or exceed our financial commitments

- Delivered GAAP earnings of $2.01 per share and adjusted (non-GAAP) operating earnings of $3.22 per share, exceeding the midpoint of our original guidance range of $3.00 - $3.30 per share
- Saved $400M in costs -- ~$150M more than announced on Q1 earnings which helped mitigate impacts from COVID-19, weather and storms
- All utility jurisdictions approved regulatory assets to track and request recovery of incremental COVID-19 related costs

## Effectively deploy ~$6.5B of 2020 utility capex

- Invested ~$6.6B to replace aging infrastructure and improve reliability for the benefit of customers

## Ensure timely recovery on investments to enable customer benefits

- BGE and Pepco filed their first-ever multi-year plan in Maryland; the MD PSC approved BGE's filing in December 2020

## Support enactment of clean energy policies

- Continued advocacy for our Illinois nuclear plants and better overall market treatment of clean energy assets

## Grow dividend at 5% rate

- Increased the dividend to $1.53 from $1.45 per share

## Continued commitment to corporate responsibility

- Even in pandemic conditions, Exelon employees volunteered more than 133,000 hours and donated more than $12M
- Exelon Foundation, Exelon's family of companies, and our employees donated $58.4M, nearly $8M of which specifically supported pandemic response
- Implemented employee safeguards and added/extended benefits for employees who are exposed to COVID-19
- Initiated hardship mitigation measures for our customers, including temporary moratoriums, late payment fee waivers and financial assistance programs
- Established Racial Equity Task Force to advance social justice and racial equity initiatives in the workplace and in our communities
- Hired Chief Compliance Officer and implemented new policies and expectations to strengthen governance controls

(1) Excludes Salem and EDF's equity ownership share of the CENG Joint Venture. Statistics represent full year 2020 results.

31 Q4 2020 Earnings Release Slides

Exelon.

32 Q4 2020 Earnings Release Slides RemainCo is Targeting EPS Growth of 6-8% to 2024 Q4 2019 Operating Earnings* Q4 2020 Operating Earnings* $2.70 $0.00 $1.80 $1.90 $2.20 $2.00 $2.10 $2.30 $2.40 $2.50 $2.60 2021E $2.25 2023E2020E 2022E $2.10 $2.50 $2.60 $2.70 $0.00 $0.10 $1.70 $1.90 $1.80 $2.10 $2.20 $2.00 $2.30 $2.40 $2.50 $2.60 $2.65 2024E $1.78 $2.25 2021E $2.55 2022E 2023E2020A $2.45 $2.25 $1.95 $2.35 $2.15 Note: Includes after-tax interest expense held at Corporate for debt associated with utility investment and assumes $1B equity issuance. ComEd Distribution ROEs assume a forward 30-Year Treasury Yield as of 2/19/2021. $2.20 $1.80 $2.30 $1.95

33 Q4 2020 Earnings Release Slides Exelon Utilities Trailing Twelve Month Earned ROEs* Exelon Utilities’ Consolidated Trailing Twelve Month Earned ROEs* 9.4% 9.3% 9.4% 9.6% 9.6% 10.2% 10.2% 10.1% 10.0% 9.7% 9.1% 8.9% 8.7% Q3 2019Q1 2019Q3 2018Q4 2017 Q2 2018 Q3 2020Q1 2018 Q4 2018 Q2 2019 Q4 2019 Q1 2020 Q2 2020 Q4 2020 Declining interest rates, storms and unfavorable weather have pressured Exelon Utilities’ Consolidated TTM Earned ROE* Note: Represents the twelve-month periods ending December 31, 2017-2020, September 30, 2018-2020, June 30, 2018-2020 and March 31, 2018-2020. Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission).

# Utility Highlights

| | ComEd | PECO | BGE | pepco | delmarva power | atlantic city electric |
|---|---|---|---|---|---|---|
| **2020 Electric Customer Mix (% of Revenues)[1]** | | | | | | |
| Commercial & Industrial (C&I) | 32% | 24% | 28% | 41% | 23% | 27% |
| Residential | 52% | 66% | 58% | 47% | 58% | 55% |
| Public Authorities/Other | 16% | 10% | 14% | 12% | 18% | 18% |
| **2020 Electric Customer Mix (% of Volumes)[1]** | | | | | | |
| Commercial & Industrial (C&I) | 65% | 59% | 54% | 62% | 55% | 52% |
| Residential | 34% | 40% | 45% | 35% | 45% | 48% |
| Public Authorities/Other | 1% | 2% | 1% | 3% | 0% | 1% |
| **Decoupled[2]** | ✓ | | ✓ | ✓ | MD Only ✓ | |
| **Bad Debt Tracker** | ✓ | | | | | ✓ |
| **Tracker Recovery Mechanism for Specified Investments or Programs** | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| **COVID Expense Regulatory Asset Authorized[3]** | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| **Formula Rate or Multi-Year Plan (Distribution)[4]** | ✓ | | ✓ | ✓ | MD Only ✓ | |
| **Forward-Looking Test Year** | | ✓ | | | | |
| **Formula Rate (Transmission)** | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |

**Constructive rate mechanisms across jurisdictions support ability to efficiently invest in systems while also allowing our utilities to earn a timely return on capital**

(1) Percent of revenues and volumes by customer class may not sum due to rounding
(2) ComEd's formula rate includes a mechanism that eliminates volumetric risk; certain classes for BGE, DPL MD and Pepco are not decoupled
(3) Under EIMA statute, ComEd is able record expenses greater than $10 million resulting from a one-time event to a regulatory asset and amortize over 5 years. PECO is authorized to recover bad debt expenses only.
(4) Maryland PSC approved alternative ratemaking allowing for multi-year plans. Pepco DC filed a multi-year plan on May 30, 2019 and expects an order in Q2 2021. BGE filed a multi-year plan on May 15, 2020 and received an order on December 16, 2020. Pepco MD filed a multi-year plan on October 26, 2020 and expects an order in June 2021.

34 Q4 2020 Earnings Release Slides

Exelon.

35 Q4 2020 Earnings Release Slides Utility Capex and Rate Base vs. Previous Disclosure We plan to invest $26.7B of capital in utilities from 2021-2024, supporting rate base growth of 7.6% from 2020-2024 4,300 4,075 4,450 4,425 1,325 1,550 1,300 1,300 850 800 800 750 6,450 2022E2020E 2021E 6,475 2023E 6,475 6,550 27.2 29.5 31.4 33.7 35.9 8.7 9.1 9.5 10.0 10.8 7.4 2022E2019E 2021E2020E 5.6 50.7 2023E 40.8 44.2 47.3 54.2 7.0 4.9 6.3 +7.3% 4,500 4,225 4,475 4,500 4,600 1,275 1,500 1,450 1,475 1,375 825 825 825 750 775 2024E 6,725 2020A 6,600 2021E 2023E2022E 6,550 6,725 6,725 29.3 31.7 33.9 36.2 38.2 9.2 9.9 10.7 11.2 12.3 7.6 8.2 2024E 5.4 47.9 2020E 2021E 2022E 2023E 43.9 51.6 55.0 58.8 6.3 7.0 +7.6% Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B) Gas Delivery/Other(1) Electric DistributionElectric Transmission Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. (1) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program

36 Q4 2020 Earnings Release Slides Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. (1) Other includes long-term regulatory assets, which earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program ComEd Capital Expenditure and Rate Base Forecast 1,900 1,925 2,000 1,950 1,825 450 475 450 550 500 2022E 2,400 2020A 2,450 2021E 2,350 2023E 2024E 2,350 2,500 Project ~$9.7B of capital being invested from 2021-2024 12.0 13.0 13.8 14.8 15.3 3.8 4.0 4.2 4.3 4.50.9 1.2 0.7 2020E 1.1 2021E 2022E 2023E 1.3 2024E 16.6 19.117.9 20.3 21.2 +6.3% 1,900 1,825 1,950 1,950 475 500 450 500 2020E 2,450 2021E 2,3252,350 2022E 2023E 2,400 11.0 12.0 12.9 13.8 14.7 3.7 3.8 4.0 4.2 4.6 2020E 0.6 16.6 0.9 2019E 0.7 2021E 1.1 2022E 1.0 20.4 2023E 15.3 17.9 19.1 +7.5% Electric DistributionOther(1) Electric Transmission Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

37 Q4 2020 Earnings Release Slides Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. PECO Capital Expenditure and Rate Base Forecast Q4 2020 Capital Expenditures ($M) 850 750 850 925 1,025 175 300 325 300 275 300 2020A 2021E 100 125 2022E 75 75 2023E 2024E 1,225 1,275 1,300 1,275 1,375 Project ~$5.2B of capital being invested from 2021-2024 5.3 5.9 6.5 7.2 8.0 2.1 2.4 2.6 2.8 3.1 2023E 1.11.0 1.2 2022E2020E 1.2 2021E 1.2 2024E 8.4 9.3 11.2 10.3 12.3 +10.1% Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B) 700 700 825 875 200 275 300 275 250 75 125 2020E 1,200 2021E 125 1,125 2022E 2023E 1,200 1,225 4.9 5.3 5.7 6.3 6.9 1.9 2.1 2.4 2.6 2.7 1.0 7.8 2022E2021E2019E 1.0 2020E 9.2 1.21.1 1.3 2023E 8.4 10.0 10.9 +8.5% Gas Delivery Electric Transmission Electric Distribution

38 Q4 2020 Earnings Release Slides Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. (1) Rate base excludes CWIP per MD MYP Order issued on December 16, 2020 BGE Capital Expenditure and Rate Base Forecast 575 450 475 450 475 300 325 325 375 325 475 425 450 400 400 1,250 2020A 2021E 2024E2022E 1,200 2023E 1,200 1,325 1,225 Project ~$4.9B of capital being invested from 2021-2024 3.8 4.1 4.3 4.4 4.6 1.4 1.6 1.8 1.9 2.1 2.1 2.5 2.8 3.0 3.2 2020E 9.9 2021E 2024E2022E 7.3 2023E 8.2 8.9 9.3 +7.9% 575 500 500 475 275 300 200 250 475 400 450 425 1,200 2022E2021E2020E 2023E 1,125 1,300 1,150 3.7 4.0 4.3 4.5 4.7 1.4 1.5 1.6 1.8 2.0 2.3 2.5 2.8 3.0 2020E 1.2 2019E 2021E 2022E 2023E 7.7 6.9 8.3 8.9 9.5 +8.2% Gas Delivery Electric DistributionElectric Transmission Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B)(1) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

39 Q4 2020 Earnings Release Slides PHI Consolidated Capital Expenditure and Rate Base Forecast 1,175 1,075 1,125 1,175 1,275 450 525 550 475 475 2022E 75 50 2020A 5075 2023E2021E 75 2024E 1,700 1,700 1,750 1,725 1,825 Project ~$7.0B of capital being invested from 2021-2024 8.2 8.7 9.3 9.7 10.3 3.0 3.2 3.5 3.8 4.4 0.4 2022E 0.5 2020E 2021E 0.60.5 2023E 0.7 2024E 11.6 12.5 13.3 14.1 15.4 +7.2% 1,125 1,050 1,175 1,150 450 550 550 450 2021E 75100 2020E 2022E 75 2023E 75 1,675 1,700 1,800 1,675 7.6 8.2 8.5 9.1 9.7 2.8 2.9 2.9 3.0 3.1 2020E 11.9 0.40.4 2022E2019E 0.60.5 2021E 0.6 2023E 10.8 11.5 12.7 13.4 +5.7% Electric TransmissionGas Delivery Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

40 Q4 2020 Earnings Release Slides ACE Capital Expenditure and Rate Base Forecast 275 200 200 250 225 175 175 150 125 125 2020A 2021E 450 2023E2022E 2024E 350 350 375 350 Project ~$1.4B of capital being invested from 2021-2024 1.7 1.8 1.9 2.0 2.0 1.0 1.1 1.3 1.3 1.3 2020E 2.7 2021E 2022E 2023E 2024E 2.9 3.1 3.3 3.3 +5.3% 225 225 200 175 150 150 125 125 2023E2020E 2021E 300 2022E 375 350 325 1.6 1.7 1.8 1.8 2.0 0.9 1.0 1.0 1.1 1.1 2.5 2019E 2020E 2021E 2.8 2022E 2023E 2.6 2.8 3.1 +5.5% Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

41 Q4 2020 Earnings Release Slides Delmarva Capital Expenditure and Rate Base Forecast 250 225 200 225 275 100 100 150 125 125 75 75 50 50 75400 2023E 450 2020A 2024E2021E 2022E 425 425 450 Project ~$1.7B of capital being invested from 2021-2024 1.8 2.0 2.1 2.1 2.2 1.0 1.1 1.1 1.2 1.3 0.5 0.5 0.6 0.7 2020E 0.4 2021E 4.1 2022E 2023E 2024E 3.3 3.5 3.7 4.0 +5.4% 225 175 200 225 125 100 100 100 100 75 75 75 2021E 375 2023E2020E 2022E 375 450 400 1.7 1.8 1.9 1.9 2.0 1.0 1.0 1.0 1.0 1.0 0.5 0.6 0.6 2023E 3.5 0.4 2019E 2021E2020E 0.4 2022E 3.6 3.4 3.1 3.3 +3.9% Gas Delivery Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

42 Q4 2020 Earnings Release Slides Pepco Capital Expenditure and Rate Base Forecast 650 650 725 725 775 175 250 275 200 225825 2024E 1,000 2022E2020A 2021E 2023E 925 925 1,000 Project ~$3.9B of capital being invested from 2021-2024 4.6 5.0 5.4 5.6 6.1 1.1 1.3 1.8 2023E 1.0 2022E2020E 2021E 2024E 5.6 6.0 6.5 6.9 7.9 1.1 +9.2% 675 650 775 725 175 325 325 225 2021E 875 2020E 2022E 2023E 975 1,100 975 4.3 4.7 4.8 5.4 5.7 2022E 0.9 6.7 2019E 2021E 0.90.9 0.9 2020E 1.0 2023E 5.2 5.6 5.7 6.3 +6.8% Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) Q4 2019 Capital Expenditures ($M) Q4 2019 Rate Base ($B)

43 Q4 2020 Earnings Release Slides 3,700 2021E ExGen O&M and Capex vs. Previous Disclosure 575 650 2021E 25 1,250 BaseCommitted Growth Nuclear Fuel 850 775 825 825 1,800 2020E 125 75 2021E 1,675 4,200 4,150 2021E2020E Adjusted O&M* - Q4 2020 ($M)(1) Capital Expenditures – Q4 2020 ($M)(2,3) Adjusted O&M* - Q4 2019 ($M) Capital Expenditures – Q4 2019 ($M)(2) Note: All amounts rounded to the nearest $25M and numbers may not sum due to rounding (1) Adjusted O&M* includes a preliminary estimate of bad debt associated with the severe weather event in Texas that is subject to change (2) Capital spend represents cash CapEx with CENG at 100% and excludes merger commitments (3) Committed Growth Capex reflects retail solar spend. The proceeds from the sale of the business (expected to close in the first half of 2021) will include a reimbursement for this spend.

# Adjusted O&M* Forecast

*($ in millions)*



$7,825
$775
$900
$1,000
$1,275
$3,975
-$100
2020 Actuals(1)
$7,575
$775
$875
$1,000
$1,300
$3,700
-$75
2021 Guidance(1,2)
BGE
PECO
PHI
ComEd
ExGen
HoldCo

**Key Year-over-Year Drivers**

- **BGE:** Flat driven by inflation, offset by lower maintenance costs
- **PECO:** Decrease driven by return to normal storm, partially offset by inflation and contracting costs
- **PHI:** Flat driven by inflation, offset by return to normal storm and productivity savings
- **ComEd:** Increase driven by inflation and lower 2020 labor and contracting costs, partially offset by lower expenses related to 2020 mutual assistance response
- **ExGen:** Decrease driven by opportunities and the impact of nuclear retirements

(1) All amounts rounded to the nearest $25M and may not sum due to rounding
(2) ExGen's adjusted O&M* includes a preliminary estimate of bad debt associated with the severe weather event in Texas that is subject to change

44 Q4 2020 Earnings Release Slides

Exelon.

# Constellation Technology Ventures' Active Investments

**Investing in venture stage energy technology companies that can provide new solutions to Exelon and its customers**

| | | | |
|---|---|---|---|
| C3.ai<br>Artificial intelligence and enterprise data management | PROTERRA<br>Electric buses for public and private mass transit | DEMAND Q<br>HVAC optimization for SMB and C&I | chargepoint<br>EV charging network and service equipment |
| stem<br>Energy storage systems and controls | bidgely<br>Residential load disaggregation platform | novo<br>Battery monitoring and management software | PosiGen<br>Residential PV and EE for low-to-middle income homeowners |
| sparkfund<br>EE financing and building optimization for SMB and C&I | XL<br>Class 2-6 HEV and PHEV fleet electrification | OUSTER<br>Commercial LIDAR and fleet safety software | PRECISIONHAWK<br>Unmanned aerial vehicle software control platform |
| measurabl<br>Building sustainability reporting platform | Level10 Energy<br>Renewable PPA Marketplace | vutiliti<br>Non-invasive energy data collection and reporting | |

Note: Constellation's active technology investments can be found at http://technologyventures.constellation.com/; reflects current portfolio as of February 24, 2021

(1) Green boxes reflect companies that have executed Initial Public Offerings (IPOs) or merger transactions with Special Purpose Acquisition Companies (SPACs). XL Fleet (SPAC) and C3.ai (IPO) transactions closed in Q4 2020.

(2) Orange boxes reflect publicly announced SPAC merger transactions that have not yet closed

45 Q4 2020 Earnings Release Slides Exelon.

46 Q4 2020 Earnings Release Slides Exelon’s weighted average LTD maturity is approximately 16 years (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium (2) Long-term debt balances reflect 2020 10-K GAAP financials, which include items listed in footnote 1 (3) $258M of ExGen debt in 2032 is legacy CEG debt As of 12/31/2020 ($M) 300 1,150 850 833 807 750 360 997 303 1,250 258 763 295 833 1,430 675 700 900 350 788 1,400 650 741 750 1,275 2,150 1,550 750 1,190 1,023 900 850 600 185 175 600 1,225 1,200 1,650 910 500 204720222021 20432023 2024 20282025 2026 20492027 204120382029 2030 78 2031 20422032 2033 2034 2035 20392036 2037 2040 2044 2045 2046 2048 2050 PHI Holdco EXC Regulated ExGen(3) ExCorp Exelon Debt Maturity Profile(1,2) BGE 3.7B ComEd 9.2B PECO 3.9B PHI 7.0B ExGen recourse (3) 4.3B ExGen non-recourse 1.7B HoldCo 7.4B Consolidated 37.3B LT Debt Balances (as of 12/31/20) (1,2)

47 Q4 2020 Earnings Release Slides Exelon Utilities

# Exelon Utilities' Distribution Rate Case Updates

## Rate Case Schedule and Key Terms

| | Oct | Nov | Dec | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Revenue Requirement | Requested ROE / Equity Ratio | Expected Order |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **ComEd** | RB | | FO | | | | | | | | | | ($14.0M)[1,2] | 8.38% / 48.16% | Dec 9, 2020 |
| **BGE** | EH | IB RB | FO | | | | | | | | | | $213.8M[1,3] 3-Year MYP | Electric: 9.50% Gas: 9.65% / 52.00% | Dec 16, 2020 |
| **DPL DE** Gas | RT | | SA | FO | | | | | | | | | $2.3M[1,4] | 9.60% / 50.37% | Jan 6, 2021 |
| **Pepco DC** | EH | | IB RB | | | | FO | FO | FO | | | | $135.9M[1,5] 3-Year MYP | 9.70% / 50.68% | Q2 2021 |
| **DPL DE** Electric | RT | | | | EH | | | | | FO | FO | FO | $22.9M[1,6] | 10.30% / 50.37% | Q3 2021 |
| **Pepco MD** | CF | | | | | IT RT | EH | IB | RB FO | | | | $110.1M[1,7] 3-Year MYP | 10.20% / 50.50% | Jun 28, 2021 |
| **PECO** Gas | | | IT | RT | EH | IB RB | FO | FO | FO | | | | $68.7M[1] | 10.95% / 53.38% | Q2 2021 |
| **ACE**[8] | | | CF | | | | IT | RT | | | EH | | $67.3M[1] | 10.30% / 50.18% | Q4 2021 |

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement in initial filing was ($11.5M). Through the discovery period in the current proceeding, ComEd agreed to ~($2.1M) in adjustments to limit issues in the case. The final order included an additional ($0.4M) of adjustments.
(3) Reflects 3-year cumulative multi-year plan for 2021-2023. The MDPSC awarded incremental revenue requirement increases of $162.0M and $51.8M with rates effective January 1, 2022 and January 1, 2023, respectively. In light of the COVID-19 pandemic, the MDPSC offset the 2021 revenue requirement increase of $112.6M with certain accelerated tax benefits. The commission deferred the decision to use accelerated tax benefits to offset 2022 and 2023 increases until later in 2021.
(4) Revenue requirement excludes the transfer of $4.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on September 21, 2020, subject to refund. Settlement was filed with the DPSC on December 18, 2020. The DPSC approved the settlement on January 6, 2021 with new rates effective on February 1, 2021.
(5) Pepco filed the multi-year plan enhanced proposal as an alternative to address the impacts of COVID-19. Reflects 3-year cumulative multi-year plan for 2020-2022. Company proposed incremental revenue requirement increases of $72.6M and $63.3M with rates effective January 1, 2022 and January 1, 2023, respectively.
(6) Requested revenue requirement excludes the transfer of $3.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on October 6, 2020, subject to refund.
(7) Reflects 3-year cumulative multi-year plan for April 1, 2021 through March 31, 2024. Company proposed incremental revenue requirement increases of $55.9M and $54.2M with rates effective April 1, 2023 and April 1, 2024, respectively.
(8) Company's proposed procedural schedule. As allowed by regulations, ACE intends to put interim rates in effect on September 8, 2021, subject to refund.

48 Q4 2020 Earnings Release Slides
Exelon.

# ComEd Distribution Rate Case Filing

| | Rate Case Filing Details |
|---|---|
| **Docket No.** | 20-0393 |
| **Test Year** | January 1, 2019 – December 31, 2019 |
| **Test Period** | 2019 Actual Costs + 2020 Projected Plant Additions |
| **Common Equity Ratio** | 48.16% |
| **Rate of Return** | ROE: 8.38%; ROR: 6.28% |
| **Rate Base (Adjusted)** | $12,049M |
| **Revenue Requirement Decrease** | ($14.0M)[1,2] |
| **Residential Total Bill % Decrease** | (1.4%) |

## Notes

- April 16, 2020, ComEd filed its annual distribution formula rate update with the Illinois Commerce Commission (ICC) seeking a decrease to distribution base rates
- October 14, 2020, draft proposed orders were filed by ComEd, ICC Staff and intervenors
- December 9, 2020, the ICC issued a final order, with rates effective January 1, 2021

## Detailed Rate Case Schedule

| | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Filed rate case | | 4/16/2020 | | | | | | | | | | |
| Intervenor testimony | | | | 6/30/2020 | | | | | | | | |
| Rebuttal testimony | | | | | 7/28/2020 | | | | | | | |
| Evidentiary hearings | | | | | | | 9/10/2020 | | | | | |
| Initial briefs | | | | | | | 9/28/2020 | | | | | |
| Reply briefs | | | | | | | | 10/13/2020 | | | | |
| Commission order | | | | | | | | | | 12/9/2020 | | |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement in initial filing was ($11.5M). Through the discovery period in the current proceeding, ComEd agreed to ~($2.1M) in adjustments to limit issues in the case. The final order included an additional ($0.4M) of adjustments.

49 Q4 2020 Earnings Release Slides

Exelon.

50 Q4 2020 Earnings Release Slides Multi-Year Plan Case Filing Details Notes Formal Case No. 9645 • May 15, 2020, BGE filed a three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric and gas distribution base rates • In light of the COVID-19 pandemic, the MDPSC offset the 2021 revenue requirement increase with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset the 2022 and 2023 increases until later in 2021(3) Test Year January 1 – December 31 Test Period 2021, 2022, 2023 Common Equity Ratio 52.00% 2021-2023 Rate of Return Electric (ROE: 9.50%, ROR: 6.75%) Gas (ROE: 9.65%, ROR: 6.83%) 2021-2023 Rate Base (Adjusted) $6.2B, $6.5B, $6.8B 2021-2023 Revenue Requirement Increase (1,2) $0.0M, $162.0M, $51.8M 2021-2023 Residential Total Bill % Increase (2) 0.0%, 9.5%, 2.2% BGE Distribution Rate Case Filing Detailed Rate Case Schedule May Jun Jul Aug Sep Oct Nov Dec Jan Rebuttal testimony Initial briefs 5/15/2020 Reply briefs 11/4/2020 Evidentiary hearings 12/16/2020Commission order Intervenor testimony 8/14/2020 Filed rate case 9/11/2020 10/13/2020 - 10/21/2020 11/12/2020 (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Reflects incremental revenue requirement increases of $162.0M and $51.8M with rates effective January 1, 2022 and January 1, 2023, respectively. The cumulative incremental revenue requirement in 2022 reflects $98.0M increase for electric and $64.0M for gas. 2023 reflects an additional $41.9M increase for electric and $9.9M increase for gas. (3) For 2021, the MDPSC awarded BGE a $59.3M increase for electric and a $53.2M increase for gas, which are being offset by certain tax benefits being applied to customer bills via a rider

# Delmarva DE (Gas) Distribution Rate Case Filing

| | Rate Case Filing Details |
|---|---|
| **Docket No.** | 20-0150 – Per Settlement (Black Box) |
| **Test Year** | April 1, 2019 – March 31, 2020 |
| **Test Period** | 9 months actual + 3 months estimated |
| **Proposed Common Equity Ratio** | 50.37% |
| **Proposed Rate of Return** | ROE: 9.60%; ROR: 6.80% |
| **Proposed Rate Base (Adjusted)** | N/A |
| **Requested Revenue Requirement Increase** | $2.3M(1,2) |
| **Residential Total Bill % Increase** | 2.0% |

## Notes

- February 21, 2020, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- Size of ask is driven by continued investments in gas distribution system to maintain and increase reliability and customer service
- December 18, 2020, settlement agreement was filed with the DPSC
- January 6, 2021, the DPSC approved the settlement with new rates effective on February 1, 2021

## Detailed Rate Case Schedule

| | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb | Mar | Apr |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Filed rate case | ▲ 2/21/2020 | | | | | | | | | | | | | | |
| Intervenor testimony | | | | | | | | ▲ 9/1/2020 | | | | | | | |
| Rebuttal testimony | | | | | | | | | ▲ 10/9/2020 | | | | | | |
| Settlement agreement | | | | | | | | | | | ▲ 12/18/2020 | | | | |
| Commission order | | | | | | | | | | | | ▲ 1/6/2021 | | | |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement excludes the transfer of $4.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on September 21, 2020, subject to refund.

51 Q4 2020 Earnings Release Slides

Exelon.

# Pepco DC Distribution Rate Case Filing

| Multi-Year Plan Case Filing Details | |
|---|---|
| **Formal Case No.** | 1156 |
| **Test Year** | January 1 – December 31 |
| **Test Period** | 2020, 2021, 2022 |
| **Proposed Common Equity Ratio** | 50.68% |
| **Proposed Rate of Return** | ROE: 9.70%; ROR: 7.39% |
| **2020-2022 Proposed Rate Base (Adjusted)** | $2.2B, $2.4B, $2.6B |
| **2020-2022 Requested Revenue Requirement Increase**(1,2) | $0.0M, $0.0M, $72.6M, $63.3M |
| **2020-2022 Residential Total Bill % Increase**(2) | 0.0%, 0.0%, 4.6%, 6.6% |

## Notes

- May 30, 2019, Pepco DC filed a three year multi-year plan (MYP) request with the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates
- MYP proposes five tracking Performance Incentive Mechanisms (PIMs) focused on system reliability, customer service and interconnection Distributed Energy Resources (DER)
- June 1, 2020, Pepco DC filed MYP Enhanced Proposal to address impact of COVID-19. The proposal includes an offset to distribution rates allowing for no overall distribution increase until January 2022 and several customer assistance programs.

## Detailed Rate Case Schedule

May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun

| | |
|---|---|
| Filed rate case | 5/30/2019 |
| Intervenor testimony | 3/6/2020 |
| Rebuttal testimony | 4/8/2020 |
| Evidentiary hearings | 10/26/2020 - 10/30/2020 |
| Initial briefs | 12/9/2020 |
| Reply briefs | 12/23/2020 |
| Commission order expected | Q2 2021 |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Pepco filed the multi-year plan enhanced proposal as an alternative to address the impacts of COVID-19. Reflects 3-year cumulative multi-year plan for 2020-2022. Company proposed incremental revenue requirement increases of $72.6M and $63.3M with rates effective January 1, 2022 and January 1, 2023, respectively.

52 Q4 2020 Earnings Release Slides
Exelon.

# Delmarva DE (Electric) Distribution Rate Case Filing

| | Rate Case Filing Details |
|---|---|
| **Docket No.** | 20-0149 |
| **Test Year** | April 1, 2019 – March 31, 2020 |
| **Test Period** | 9 months actual + 3 months estimated |
| **Proposed Common Equity Ratio** | 50.37% |
| **Proposed Rate of Return** | ROE: 10.30%; ROR: 7.15% |
| **Proposed Rate Base (Adjusted)** | $910.2M |
| **Requested Revenue Requirement Increase** | $22.9M[1,2] |
| **Residential Total Bill % Increase** | 3.3% |

## Notes

- March 6, 2020, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution base rates
- Size of ask is driven by continued investments in electric distribution system to maintain and increase reliability and customer service

## Detailed Rate Case Schedule

| | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Filed rate case | | ▲ 3/6/2020 | | | | | | | | | | | | | | | | | | | |
| Intervenor testimony | | | | | | | | ▲ 9/9/2020 | | | | | | | | | | | | | |
| Rebuttal testimony | | | | | | | | | ▲ 10/26/2020 | | | | | | | | | | | | |
| Evidentiary hearings | | | | | | | | | | | | | ■ 2/10/2021 - 2/15/2021 | | | | | | | | |
| Initial briefs | | | | | | | | | | | | | | | | | | | | | |
| Reply briefs | | | | | | | | | | | | | | | | | | | | | |
| Commission order expected | | | | | | | | | | | | | | | | | Q3 2021 | ■ | ■ | ■ | |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $3.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on October 6, 2020, subject to refund.

53 Q4 2020 Earnings Release Slides

Exelon.

# Pepco MD Distribution Rate Case Filing

| Multi-Year Plan Case Filing Details | |
|---|---|
| **Formal Case No.** | 9655 |
| **Test Year** | April 1 – March 31 |
| **Test Period** | 2022, 2023, 2024 |
| **Proposed Common Equity Ratio** | 50.50% |
| **Proposed Rate of Return** | ROE: 10.20%; ROR: 7.54% |
| **2022-2024 Proposed Rate Base (Adjusted)** | $2.4B, $2.6B, $2.8B |
| **2022-2024 Requested Revenue Requirement Increase**[1,2] | $0.0M, $0.0M, $55.9M, $54.2M |
| **2022-2024 Residential Total Bill % Increase**[2] | 0.0%, 0.0%, 4.6%, 4.4% |

## Notes

- October 26, 2020, Pepco MD filed a three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- MYP proposes five tracking only Performance Incentive Mechanisms (PIMs) focused on system reliability, customer service and environmental
- The proposal includes an offset to distribution rates allowing for no overall distribution increase until April 2023
- January 11, 2021, Pepco MD agreed to a five-week procedural schedule extension

## Detailed Rate Case Schedule

| | Oct | Nov | Dec | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Filed rate case | 10/26/2020 | | | | | | | | | | | |
| Intervenor testimony | | | | | | 3/3/2021 | | | | | | |
| Rebuttal testimony | | | | | | 3/31/2021 | | | | | | |
| Evidentiary hearings | | | | | | | 4/26/2021 - 4/30/2021 | | | | | |
| Initial briefs | | | | | | | | 5/21/2021 | | | | |
| Reply briefs | | | | | | | | | 6/1/2021 | | | |
| Commission order expected | | | | | | | | | 6/28/2021 | | | |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Reflects 3-year cumulative multi-year plan for April 1, 2021 through March 31, 2024. Company proposed incremental revenue requirement increases of $55.9M and $54.2M with rates effective April 1, 2023 and April 1, 2024, respectively.

54 Q4 2020 Earnings Release Slides

Exelon.

55 Q4 2020 Earnings Release Slides Rate Case Filing Details Notes Docket No. R-2020-3018929 • On September 30, 2020, PECO filed a general base rate filing with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates • Size of ask is driven by continued investments in gas distribution system to maintain and increase safety, reliability and customer service Test Year July 1, 2021 – June 30, 2022 Test Period 12 Months Budget Proposed Common Equity Ratio 53.38% Proposed Rate of Return ROE: 10.95%; ROR: 7.70% Proposed Rate Base (Adjusted) $2,462M Requested Revenue Requirement Increase $68.7M(1) Residential Total Bill % Increase 9.0% PECO (Gas) Distribution Rate Case Filing Detailed Rate Case Schedule Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep 3/3/2021Initial Briefs 12/22/2020Intervenor testimony Reply Briefs 1/19/2021 9/30/2020 Evidentiary hearings 3/15/2021 Rebuttal testimony Commission order expected Q2 2021 Filed rate case 2/17/2021 (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings

# ACE Distribution Rate Case Filing

| Rate Case Filing Details | |
|---|---|
| **Docket No.** | ER20120746 |
| **Test Year** | January 1, 2020 – December 31, 2020 |
| **Test Period** | 9 months actual + 3 months estimated |
| **Proposed Common Equity Ratio** | 50.18% |
| **Proposed Rate of Return** | ROE: 10.30%; ROR: 7.34% |
| **Proposed Rate Base (Adjusted)** | $1.8B |
| **Requested Revenue Requirement Increase** | $67.3M[1,2] |
| **Residential Total Bill % Increase** | 6.9% |

## Notes

- December 9, 2020, ACE filed a distribution base rate case with the New Jersey Board of Public Utilities (BPU) to increase distribution base rates
- Size of ask is primarily driven by continued investments in electric distribution system to maintain and improve reliability and customer service and implementation of new technologies
- Forward looking additions through August 2021 ($11.4M of revenue requirement based on 10.30% ROE) included in revenue requirement request
- To address the impacts of COVID-19, ACE's proposal includes offsets allowing for no overall distribution rate increase until January 2022

## Detailed Rate Case Schedule[3]

| | Dec | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Filed rate case | 12/9/2020 | | | | | | | | | | | | |
| Intervenor testimony | | | | | 4/16/2021 | | | | | | | | |
| Rebuttal testimony | | | | | | 5/17/2021 | | | | | | | |
| Evidentiary hearings[4] | | | | | | | | | 8/4/2021 - 8/12/2021 | | | | |
| Initial Briefs | | | | | | | | | | | | | |
| Reply Briefs | | | | | | | | | | | | | |
| Commission order expected | | | | | | | | | | Q4 2021 | | | |

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) As allowed by regulations, ACE intends to put interim rates in effect on September 8, 2021, subject to refund
(3) Company's proposed procedural schedule
(4) Evidentiary hearings scheduled for August 4-6, 10 and 12, 2021

56 Q4 2020 Earnings Release Slides

Exelon.

57 Q4 2020 Earnings Release Slides Exelon Generation Disclosures

# Portfolio Management Strategy

## Strategic Policy Alignment

- Aligns hedging program with financial policies and financial outlook
  - Establish minimum hedge targets to meet financial objectives of the company (dividend, credit rating)
  - Hedge enough commodity risk to meet future cash requirements under a stress scenario

## Three-Year Ratable Hedging

- Ensure stability in near-term cash flows and earnings
  - Disciplined approach to hedging
  - Tenor aligns with customer preferences and market liquidity
  - Multiple channels to market that allow us to maximize margins
  - Large open position in outer years to benefit from price upside

## Bull / Bear Program

- Ability to exercise fundamental market views to create value within the ratable framework
  - Modified timing of hedges versus purely ratable
  - Cross-commodity hedging (heat rate positions, options, etc.)
  - Delivery locations, regional and zonal spread relationships



Align Hedging & Financials
Establishing Minimum Hedge Targets
Credit Rating
Capital Structure
Capital & Operating Expenditure
Dividend



Portfolio Management Over Time
% Hedged
High End of Profit
Low End of Profit
Open Generation with LT Contracts
Portfolio Management & Optimization



Exercising Market Views
% Hedged
Purely ratable
Actual hedge %
Market views on timing, product allocation and regional spreads reflected in actual hedge %

**Protect Balance Sheet** | **Ensure Earnings Stability** | **Create Value**

58 Q4 2020 Earnings Release Slides

Exelon.

59 Q4 2020 Earnings Release Slides Components of Gross Margin* Categories Open Gross Margin* •Generation Gross Margin* at current market prices, including ancillary revenues, nuclear fuel amortization and fuels expense •Power Purchase Agreement (PPA) Costs and Revenues •Provided at a consolidated level for all regions (includes hedged gross margin* for South, West, New England and Canada(1)) Capacity and ZEC Revenues •Expected capacity revenues for generation of electricity •Expected revenues from Zero Emissions Credits (ZEC) MtM of Hedges(2) •Mark-to-Market (MtM) of power, capacity and ancillary hedges, including cross commodity, retail and wholesale load transactions •Provided directly at a consolidated level for four major regions. Provided indirectly for each of the four major regions via Effective Realized Energy Price (EREP), reference price, hedge %, expected generation. “Power” New Business •Retail, Wholesale planned electric sales •Portfolio Management new business •Mid marketing new business “Non Power” Executed •Retail, Wholesale executed gas sales •Energy Efficiency(4) •BGE Home(4) •Distributed Solar “Non Power” New Business •Retail, Wholesale planned gas sales •Energy Efficiency(4) •BGE Home(4) •Distributed Solar •Portfolio Management / origination fuels new business •Proprietary trading(3) Margins move from new business to MtM of hedges over the course of the year as sales are executed(5) Margins move from “Non power new business” to “Non power executed” over the course of the year Gross margin* linked to power production and sales Gross margin* from other business activities (1) Hedged gross margins* for South, West, New England & Canada region will be included with Open Gross Margin*; no expected generation, hedge %, EREP or reference prices provided for this region (2) MtM of hedges provided directly for the four larger regions; MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh (3) Proprietary trading gross margins* will generally remain within “Non Power” New Business category and only move to “Non Power” Executed category upon management discretion (4) Gross margin* for these businesses are net of direct “cost of sales” (5) Margins for South, West, New England & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin*

# Exelon Generation: Gross Margin* Update

| Gross Margin Category ($M)[1] | December 31, 2020<br>2021 | Change from September 30, 2020<br>2021 |
|---|---|---|
| Open Gross Margin*[2,5]<br>(including South, West, New England, Canada hedged gross margin) | $3,200 | $(350) |
| Capacity and ZEC Revenues[2] | $1,800 | - |
| Mark-to-Market of Hedges[2,3] | $700 | $450 |
| Power New Business / To Go | $500 | $(50) |
| Non-Power Margins Executed | $250 | - |
| Non-Power New Business / To Go | $250 | - |
| **Total Gross Margin*[4,5]** | **$6,700** | **$50** |
| Estimated Gross Margin Impact of February Weather Event[6] | $(800) | $(800) |
| **Pro-Forma Total Gross Margin*** | **$5,900** | **$(750)** |

## Recent Developments

- 2021 Total Gross Margin* is projected to be $(750)M lower due to the estimated impact of the Texas severe weather event partially offset by identified Power New Business opportunity:
  - $(800)M estimate of Texas severe weather event across our portfolios
  - $50M Power New Business
- Executed $100M of Power New Business for 2021

(1) Gross margin* categories rounded to nearest $50M
(2) Excludes EDF's equity ownership share of the CENG Joint Venture
(3) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(4) Based on December 31, 2020 market conditions. Excludes the impact of February's severe weather event.
(5) Reflects Byron and Dresden retirements in September 2021 and November 2021, respectively
(6) Reflects the midpoint of the initial gross margin estimate of $(700)-$(900)M across our portfolios. Excludes bad debt and other P&L offsets.

60 Q4 2020 Earnings Release Slides

Exelon.

61 Q4 2020 Earnings Release Slides ExGen Disclosures (1) Expected generation is the volume of energy that best represents our commodity position in energy markets from owned or contracted for capacity based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 11 refueling outages in 2021 at Exelon-operated nuclear plants and Salem. Expected generation assumes capacity factor of 94.6% in 2021 at Exelon-operated nuclear plants, at ownership. Reflects assumptions as of December 31, 2020 and excludes the impact of February’s severe weather event. (2) Excludes EDF’s equity ownership share of CENG Joint Venture (3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation. Includes all hedging products, such as wholesale and retail sales of power, options and swaps. (4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged. It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs, RPM capacity and ZEC revenues, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin* in order to determine the mark-to-market value of Exelon Generation's energy hedges. (5) Reflects Byron and Dresden retirements in September 2021 and November 2021, respectively December 31, 2020 Generation and Hedges 2021 Expected Generation (GWh) (1) 173,200 Midwest (5) 88,400 Mid-Atlantic (2) 47,800 ERCOT 20,400 New York (2) 16,600 % of Expected Generation Hedged (3) 94%-97% Midwest (5) 91%-94% Mid-Atlantic (2) 99%-102% ERCOT 94%-97% New York (2) 90%-93% Effective Realized Energy Price ($/MWh) (4) Midwest (5) $25.50 Mid-Atlantic (2) $32.00 New York (2) $27.50

62 Q4 2020 Earnings Release Slides Additional ExGen Modeling Data Total Gross Margin Reconciliation (in $M)(1) 2021 Revenue Net of Purchased Power and Fuel Expense*(2,3) $7,150 Other Revenues(4) $(175) Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses $(275) Total Gross Margin* (Non-GAAP) $6,700 Estimated Gross Margin Impact of February Weather Event(5) $(800) Pro-Forma Total Gross Margin* (Non-GAAP) $5,900 (1) All amounts rounded to the nearest $25M (2) ExGen does not forecast the GAAP components of RNF separately, as to do so would be unduly burdensome. RNF also includes the RNF of our proportionate ownership share of CENG. (3) Excludes the Mark-to-Market impact of economic hedging activities due to the volatility and unpredictability of the future changes to power prices (4) Other Revenues primarily reflects revenues from variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates and gross receipts tax revenues (5) Reflects the midpoint of the initial gross margin estimate of $(700)-$(900)M across our portfolios. Excludes bad debt and other P&L offsets. (6) ExGen O&M, TOTI and Depreciation & Amortization excludes EDF’s equity ownership share of the CENG Joint Venture (7) Other reflects Other Revenues excluding gross receipts tax revenues, includes nuclear decommissioning trust fund earnings from unregulated sites, includes the minority interest in ExGen Renewables JV, and unrealized gains or losses from equity investments (8) 2021 Adjusted O&M* includes $150M of non-cash expense related to the increase in the ARO liability due to the passage of time and a preliminary estimate of bad debt associated with the severe weather event in Texas that is subject to change (9) 2021 TOTI excludes gross receipts tax of $125M Key ExGen Modeling Inputs (in $M)(1,6) 2021 Other(7) $400 Adjusted O&M*(8) $(3,700) Taxes Other Than Income (TOTI)(9) $(350) Depreciation & Amortization* $(1,000) Interest Expense $(300) Effective Tax Rate 25.0%

63 Q4 2020 Earnings Release Slides 2020A Earnings Waterfalls

# Q4 2020 QTD Adjusted Operating Earnings* Waterfall


$0.01 Favorable Load
$0.01 Tax Repairs Deduction
($0.02) Unfavorable Weather
$0.02 Other
$0.01 Distribution Rate Increases
($0.03) Absence of R&D Tax Benefit(3)
$0.01 Other
$0.83
($0.01)
$0.02
($0.02)
$0.01
($0.04)
($0.02)
$0.76
($0.01) Distribution Investment(1)
$0.02 Distribution Rate Increase
($0.01) Small Business Grants Commitments
($0.03) Other
($0.12) Market and Portfolio Conditions(2)
($0.08) Absence of R&D Tax Benefit(3)
($0.02) Nuclear Outages(4)
$0.02 Capacity Revenues
$0.02 Lower Operating and Maintenance Expense(5)
$0.14 Unrealized Gains on Equity Investments
2019
ComEd
PECO
BGE
PHI
ExGen(6)
Corp
2020

Note: Amounts may not sum due to rounding

(1) Primarily reflects lower allowed electric distribution ROE due to a decrease in treasury rates, partially offset by higher rate base
(2) Primarily reflects lower realized energy prices and reduction in load due to COVID-19
(3) Reflects the absence of a benefit related to certain research and development activities recorded in the fourth quarter of 2019
(4) Reflects the revenue and operating and maintenance expense impacts of higher nuclear outage days at Salem in 2020, partially offset by the impacts of lower nuclear outage days at Exelon operated plants
(5) Includes lower contracting costs and travel costs, partially offset by lower nuclear insurance credits
(6) Drivers reflect CENG ownership at 100%

64 Q4 2020 Earnings Release Slides

Exelon.

# Q4 2020 YTD Adjusted Operating Earnings* Waterfall



$3.22
($0.02) Distribution Investment(1)
($0.03) Other
($0.05)
($0.08)
$0.00
$0.06 Distribution and Transmission Rate Increases
($0.01) Unfavorable Weather
($0.02) Storm Costs(2)
($0.02) Depreciation & Amortization
($0.01) Other
$0.00
$0.13
($0.01) Other
($0.01)
$3.22
($0.04) Storm Costs(2)
($0.04) Unfavorable Weather
($0.01) Interest Expense
($0.01) Depreciation & Amortization
$0.01 Favorable Load
$0.03 Tax Repairs Deduction(3)
($0.02) Other
$0.06 Distribution Rate Increase
($0.02) Depreciation & Amortization
($0.01) Interest Expense
($0.01) Small Business Grants Commitments
($0.02) Other
$0.18 Lower Operating and Maintenance Expense(4)
$0.14 Unrealized Gains on Equity Investments
$0.03 Higher Realized NDT Fund Gains
$0.03 Nuclear Fuel Cost
$0.03 Depreciation and Amortization
$0.03 Income Taxes(5)
($0.07) Nuclear Outages(6)
($0.13) Capacity Revenues
($0.18) Market and Portfolio Conditions(7)
$0.07 Other(8)
2019
ComEd
PECO
BGE
PHI
ExGen(9)
Corp
2020

Note: Amounts may not sum due to rounding

(1) Reflects lower allowed electric distribution ROE due to a decrease in treasury rates, partially offset by higher rate base
(2) At PECO, primarily reflects increased costs attributable to the June 2020 and August 2020 storms, net of tax repairs. At PHI, primarily reflects increased costs attributable to the August 2020 storm
(3) Excludes tax repairs related to storm costs
(4) Includes the impacts previous cost management programs, lower contracting costs, and lower travel costs, partially offset by lower insurance credits
(5) Primarily reflects a benefit related to a settlement in the first quarter of 2020, partially offset by the absence of a benefit related to certain research and development activities recorded in the fourth quarter of 2019
(6) Reflects the revenue and operating and maintenance expense impacts of higher nuclear outage days in 2020, including Salem
(7) Primarily reflects reduction in load due to COVID-19 and lower realized energy prices, partially offset by higher portfolio optimization
(8) Primarily reflects the elimination of activity attributable to noncontrolling interest, primarily for CENG
(9) Drivers reflect CENG ownership at 100%

65 Q4 2020 Earnings Release Slides

Exelon.

66 Q4 2020 Earnings Release Slides 2021E Earnings Waterfalls

67 Q4 2020 Earnings Release Slides ComEd Adjusted Operating EPS* Bridge 2020 to 2021 Note: Drivers add up to mid-point of 2021 adjusted operating EPS* range (1) O&M excludes regulatory items that are P&L neutral (2) Shares Outstanding (diluted) are 977M in 2020 and 980M in 2021 (3) Guidance assumes an effective tax rate for 2021 of 20.5% and forward 30-year Treasury yield as of 2/19/2021 $0.66 $0.20 2020A(2) O&M(1)Revenues ($0.02) ($0.06) D&A $0.02 Other/Taxes 2021E(2,3) $0.75 - $0.85 $0.14 Distribution and Transmission $0.04 Treasury Yield Impact $0.02 Energy Efficiency ($0.03) D&A ($0.02) Energy Efficiency Amortization ($0.01) Other ($0.01) Inflation ($0.01) Other $0.02 Other

68 Q4 2020 Earnings Release Slides $0.47 $0.04 $0.02 2021E(2,3)2020A(2) ($0.01) Revenues D&AO&M(1) Other/Taxes ($0.02) $0.45 - $0.55 PECO Adjusted Operating EPS* Bridge 2020 to 2021 Note: Drivers add up to mid-point of 2021 adjusted operating EPS* range (1) O&M excludes regulatory items that are P&L neutral (2) Shares Outstanding (diluted) are 977M in 2020 and 980M in 2021 (3) Guidance assumes an effective tax rate for 2021 of 6.8% $0.02 Normalized Weather $0.02 Distribution $0.05 Storms ($0.02) Contracting/IT Costs ($0.01) Inflation ($0.02) Storm-Related Tax Repairs ($0.01) Other Tax Repair Deductions $0.01 Other

69 Q4 2020 Earnings Release Slides $0.37 $0.10 ($0.03) O&M(1)2020A(2) Revenues Other/Taxes $0.00 D&A 2021E(2,3) $0.40 - $0.50 $0.01 BGE Adjusted Operating EPS* Bridge 2020 to 2021 Note: Drivers add up to mid-point of 2021 adjusted operating EPS* range (1) O&M excludes regulatory items that are P&L neutral (2) Shares Outstanding (diluted) are 977M in 2020 and 980M in 2021 (3) Guidance assumes an effective tax rate for 2021 of (5.6%). The negative tax rate is primarily driven by the amortization of deferred income tax regulatory liabilities established upon enactment of TCJA. $0.01 Transmission $0.08 MD MYP Order Customer Rate Increase Offsets $0.02 Other

70 Q4 2020 Earnings Release Slides $0.52 $0.11 $0.01 2020A(2) Revenues $0.00 O&M(1) ($0.04) D&A Other/Taxes 2021E(2,3) $0.55 - $0.65 PHI Adjusted Operating EPS* Bridge 2020 to 2021 Note: Drivers add up to mid-point of 2021 adjusted operating EPS* range (1) O&M excludes regulatory items that are P&L neutral (2) Shares Outstanding (diluted) are 977M in 2020 and 980M in 2021 (3) Guidance assumes an effective tax rate for 2021 of (1.8%). The negative tax rate is primarily driven by the amortization of deferred income tax regulatory liabilities established upon enactment of TCJA. $0.08 Distribution $0.02 Transmission $0.01 Weather $0.02 Storms ($0.02) Inflation $0.01 Other

71 Q4 2020 Earnings Release Slides Appendix Reconciliation of Non-GAAP Measures

72 Q4 2020 Earnings Release Slides Q4 QTD GAAP EPS Reconciliation Three Months Ended December 31, 2020 ComEd PECO BGE PHI ExGen Other Exelon 2020 GAAP Earnings (Loss) Per Share $0.14 $0.13 $0.08 $0.08 $0.02 ($0.08) $0.37 Mark-to-market impact of economic hedging activities - - - - 0.12 - 0.12 Unrealized gains related to NDT funds - - - - (0.27) - (0.27) Plant retirements and divestitures - - - - 0.38 - 0.38 Cost management program - - - - 0.01 - 0.01 COVID-19 direct costs - - - - 0.01 - 0.01 Asset retirement obligation - - - - 0.05 - 0.05 Income tax-related adjustments - - - - - 0.01 0.01 Noncontrolling interests - - - - 0.09 - 0.09 2020 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.14 $0.14 $0.08 $0.08 $0.40 ($0.07) $0.76 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

73 Q4 2020 Earnings Release Slides Q4 QTD GAAP EPS Reconciliation (continued) Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Three Months Ended December 31, 2019 ComEd PECO BGE PHI ExGen Other Exelon 2019 GAAP Earnings (Loss) Per Share $0.15 $0.12 $0.10 $0.07 $0.41 ($0.05) $0.79 Mark-to-market impact of economic hedging activities - - - - 0.10 0.01 0.10 Unrealized gains related to NDT funds - - - - (0.12) - (0.12) Cost management program - - - - 0.01 - 0.02 Income tax-related adjustments - - - - - (0.01) (0.01) Noncontrolling interests - - - - 0.03 - 0.03 2019 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.15 $0.12 $0.10 $0.07 $0.44 ($0.05) $0.83

74 Q4 2020 Earnings Release Slides Q4 YTD GAAP EPS Reconciliation Twelve Months Ended December 31, 2020 ComEd PECO BGE PHI ExGen Other Exelon 2020 GAAP Earnings (Loss) Per Share $0.45 $0.46 $0.36 $0.51 $0.60 ($0.36) $2.01 Mark-to-market impact of economic hedging activities - - - - (0.24) 0.02 (0.22) Unrealized gains related to NDT funds - - - - (0.26) - (0.26) Asset Impairments 0.01 - - - 0.39 - 0.41 Plant retirements and divestitures - - - - 0.74 - 0.74 Cost management program - - - 0.01 0.03 - 0.05 Change in environmental liabilities - - - - 0.02 - 0.02 COVID-19 direct costs - 0.01 - - 0.03 - 0.05 Deferred Prosecution Agreement payments 0.20 - - - - - 0.20 Asset retirement obligation - - - - 0.05 - 0.05 Income tax-related adjustments - - - - (0.03) 0.10 0.07 Noncontrolling interests - - - - 0.11 - 0.11 2020 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.66 $0.47 $0.37 $0.52 $1.44 ($0.24) $3.22 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

75 Q4 2020 Earnings Release Slides Q4 YTD GAAP EPS Reconciliation (continued) Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Twelve Months Ended December 31, 2019 ComEd PECO BGE PHI ExGen Other Exelon 2019 GAAP Earnings (Loss) Per Share $0.71 $0.54 $0.37 $0.49 $1.16 ($0.25) $3.01 Mark-to-market impact of economic hedging activities - - - - 0.18 0.02 0.20 Unrealized gains related to NDT funds - - - - (0.31) - (0.31) Asset Impairments - - - - 0.13 - 0.13 Plant retirements and divestitures - - - - 0.12 - 0.12 Cost management program - - - 0.01 0.04 - 0.05 Litigation settlement gain - - - - (0.02) - (0.02) Asset retirement obligation - - - - (0.09) - (0.09) Change in environmental liabilities - - - 0.02 - - 0.02 Income tax-related adjustments - - - - 0.01 - 0.01 Noncontrolling interests - - - - 0.09 - 0.09 2019 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.71 $0.55 $0.37 $0.52 $1.31 ($0.23) $3.22

76 Q4 2020 Earnings Release Slides Projected GAAP to Operating Adjustments • Exelon’s projected 2021 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: − Mark-to-market adjustments from economic hedging activities; − Unrealized gains and losses from NDT funds to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements; − Certain costs related to plant retirements; − Certain costs incurred to achieve cost management program savings; − Direct costs related to the novel coronavirus (COVID-19) pandemic; − Certain acquisition-related costs; − Costs related to a multi-year Enterprise Resource Program (ERP) system implementation; − Other items not directly related to the ongoing operations of the business; and − Generation's noncontrolling interest related to exclusion items.

# GAAP to Non-GAAP Reconciliations

| Consolidated EU Operating TTM ROE Reconciliation ($M) | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 |
|---|---|---|---|---|
| Net Income (GAAP) | 1,737 | 1,747 | $1,728 | $2,060 |
| Operating Exclusions | 246 | 243 | $254 | $31 |
| Adjusted Operating Earnings | 1,984 | 1,990 | $1,982 | $2,091 |
| Average Equity | 22,690 | 22,329 | $21,885 | $21,502 |
| **Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)** | **8.7%** | **8.9%** | **9.1%** | **9.7%** |

| Consolidated EU Operating TTM ROE Reconciliation ($M) | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 |
|---|---|---|---|---|
| Net Income (GAAP) | $2,065 | $2,037 | $2,011 | $1,967 |
| Operating Exclusions | $30 | $33 | $31 | $33 |
| Adjusted Operating Earnings | $2,095 | $2,070 | $2,042 | $1,999 |
| Average Equity | $20,913 | $20,500 | $20,111 | $19,639 |
| **Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)** | **10.0%** | **10.1%** | **10.2%** | **10.2%** |

| Consolidated EU Operating TTM ROE Reconciliation ($M) | Q4 2018 | Q3 2018 | Q2 2018 | Q1 2018 |
|---|---|---|---|---|
| Net Income (GAAP) | $1,836 | $1,770 | $1,724 | $1,643 |
| Operating Exclusions | $32 | $40 | $13 | $32 |
| Adjusted Operating Earnings | $1,869 | $1,810 | $1,737 | $1,675 |
| Average Equity | $19,367 | $18,878 | $18,467 | $17,969 |
| **Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)** | **9.6%** | **9.6%** | **9.4%** | **9.3%** |

| Consolidated EU Operating TTM ROE Reconciliation ($M) | Q4 2017 |
|---|---|
| Net Income (GAAP) | $1,704 |
| Operating Exclusions | ($24) |
| Adjusted Operating Earnings | $1,680 |
| Average Equity | $17,779 |
| **Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)** | **9.4%** |

Note: May not sum due to rounding. Represents the twelve-month periods ending December 31, 2017-2020, September 30, 2018-2020, June 30, 2018-2020 and March 31, 2018-2020. Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission).

77 Q4 2020 Earnings Release Slides

Exelon.

78 Q4 2020 Earnings Release Slides GAAP to Non-GAAP Reconciliations ExGen Adjusted O&M Reconciliation ($M)(1) 2020 2021 GAAP O&M $5,150 $3,900 Decommissioning(2) $25 $50 Byron and Dresden Retirements(3) $75 $450 Mystic 8/9 Retirements(4) ($525) - Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses(5) ($225) ($275) O&M for managed plants that are partially owned ($400) ($425) Other ($125) ($25) Adjusted O&M (Non-GAAP) $3,975 $3,700 Note: Items may not sum due to rounding (1) All amounts rounded to the nearest $25M (2) Reflects earnings neutral O&M (3) 2020 and 2021 includes $325M and $475M, respectively, of accelerated earnings neutral O&M from the retirements of Byron and Dresden (4) 2020 includes ($500M) of impairment and ($25M) of one-time charges associated with the retirement of Mystic 8/9 (5) Reflects the direct cost of sales of certain businesses, which are included in Total Gross Margin*